Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 19 – Subsequent Events

Constitution Pipeline
As previously discussed, we are the construction manager for and own a 41 percent consolidated interest in Constitution. In December 2014, we received approval from the Federal Energy Regulatory Commission to construct and operate the Constitution pipeline. However, in April 2016, the New York State Department of Environmental Conservation (NYSDEC) denied a necessary water quality certification for the New York portion of the Constitution pipeline. We remain steadfastly committed to the project and intend to challenge the legality and appropriateness of the NYSDEC’s decision. In light of the NYSDEC’s denial of the water quality certification and the anticipated actions to challenge the decision, the target in-service date has been revised to as early as the second half of 2018, which assumes that the legal challenge process is satisfactorily and promptly concluded. An unfavorable resolution could result in the impairment of a significant portion of the capitalized project costs, which total $358 million on a consolidated basis at December 31, 2015, and are included within Property, plant, and equipment – net in the Consolidated Balance Sheet. It is also possible that we could incur certain supplier-related costs in the event of a prolonged delay or termination of the project. Beginning in April 2016, we discontinued capitalization of development costs related to this project. In May 2016, Constitution appealed the NYSDEC’s denial of the certification and filed an action in federal court seeking a declaration that the State of New York’s authority to exercise permitting jurisdiction over certain other environmental matters is preempted by federal law.
Impairment of Equity-Method Investments
During the first quarter of 2016, we recognized other-than-temporary impairment charges totaling $112 million associated primarily with our equity-method investments in the Delaware basin gas gathering system and Laurel Mountain.
Distributions
The Board of Directors of our general partner declared a cash distribution of $0.85 per common unit on April 26, 2016, which was paid on May 13, 2016, to unitholders of record at the close of business on May 6, 2016.
Canadian Operations
We have previously announced that our business plan for 2016 includes the expectation of proceeds from planned asset monetizations. We have identified our Canadian operations, which have a net book value of Property, plant, and equipment – net of approximately $1.0 billion as of December 31, 2015, as one possible source for such proceeds and have engaged in marketing efforts. As the marketing process continues, it is reasonably possible that a portion of the Property, plant, and equipment – net of our Canadian operations may be determined to be unrecoverable and thus result in a significant impairment as early as the second quarter of 2016. The primary factors that may affect this determination are the structure and likelihood of a sale and the level of proceeds estimated to be received.
Debt Items
As of May 25, 2016, there was $158 million of commercial paper outstanding and $1.3 billion of outstanding borrowings under our long-term credit facility.